Critical accounting estimates and judgment in applying accounting policies	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Critical accounting estimates and judgment in applying accounting policies
3 Critical accounting estimates and judgment in applying accounting policies
Application of the accounting policies in the preparation of the financial statements requires management to apply judgment involving assumptions and estimates concerning future results or other developments, including the likelihood, timing or amount of future transactions or events. Those estimates are inherently subject to change and actual results could differ from those estimates. Included among the material (or potentially material) reported amounts and disclosures that require extensive use of estimates are: fair value of certain invested assets and derivatives, deferred policy acquisition costs (please refer to paragraph 2.13), value of business acquired and other purchased intangible assets (please refer to paragraph 2.6), goodwill (please refer to paragraph 2.6), policyholder claims and benefits (please refer to paragraph 2.29), insurance guarantees (please refer to paragraph 2.19), pension plans (please refer to paragraph 2.22), income taxes (please refer to paragraph 2.24) and the potential effects of resolving litigation matters (please refer to paragraph 2.25). Accounting policies that are critical to the financial statement presentation and that require complex estimates or significant judgment are described in the following sections.
Uncertainty resulting from
COVID-19
During 2021, uncertainty resulting from the
COVID-19
pandemic continued to significantly impact the Company’s operations, the business, and the industry. Continued uncertainty with respect to how the pandemic would play out and what the resulting economic consequences might be, led to volatility in financial markets. Equity markets and interest rates in Aegon’s three main markets increased in 2021, as vaccination rates rose and governments provided strong fiscal stimulus to the economy, while central banks provided monetary stimulus. Progress on vaccinations has reduced the spread of
COVID-19
and will likely continue to reduce the effects of the public health crisis on the economy. However, the pace of vaccinations has slowed down, and new strains of the virus and reduced availability of healthcare remain risks.
In 2021, Aegon’s operating result in the Americas was impacted by EUR 345 million of adverse mortality in Life, of which the large majority can be attributed to
COVID-19,
either directly or indirectly. This was partly offset by favorable morbidity experience in Accident & Health, mostly related to Long-Term Care insurance with higher claims terminations due to higher mortality and discharges from care facilities. Through 2021, Aegon continued to observe better morbidity experience than expected in Long-Term Care. Over the year, new claims started trending back to pre-pandemic
levels. Therefore, in the course of 2021, Aegon Americas released a portion of the EUR 51 million Long-Term Care incurred but not reported (IBNR) reserve established during the pandemic, and at year end 2021 the balance of the reserve is EUR 27 million.
As part of its normal process, Aegon has updated its sensitivity analysis for the impact of changes in financial assumptions on its IFRS equity and net result included in note 4 Financial risks.
Overall there were no significant impacts from
COVID-19
on
Level-III
measurements. Note 44 Fair value, provides additional information on the fair valuation methods and assumptions applied, as well as movements or transfers in fair value hierarchy.
Aegon Group’s Solvency II capital position remained at a strong level increasing from 196% per December 31, 2020, to 211% per December 31, 2021.
Aegon continues to monitor the relevant market and the economic factors to proactively manage the associated risks. Management believes that the most significant risks are related to financial markets (particularly credit, equity, and interest rates risks) and underwriting risks (particularly related to mortality, morbidity, and policyholder behavior).
Management’s assessment of going concern
The consolidated financial statements of Aegon have been prepared assuming a going concern basis of accounting based on the reasonable assumption that the Company is, and will be, able to continue its normal course of business in the foreseeable future. Relevant facts and circumstances relating to the consolidated financial position on December 31, 2021, were assessed in order to reach the going concern assumption. The main areas assessed are the financial performance, capital adequacy, financial position and flexibility, liquidity, ability to access capital markets, leverage ratios and the level of Cash Capital at Holding. Considering all these areas management concluded that the going concern assumption for Aegon is appropriate in preparing the consolidated financial statements.
Valuation of assets and liabilities arising from life insurance contracts
The valuation of certain assets and liabilities arising from insurance contracts is developed using complex valuation models. The liability for life insurance contracts with guaranteed or fixed account terms is either based on current assumptions, on the assumptions established at inception of the contract, reflecting the best estimates at the time increased with a margin for adverse deviation, or on the valuation assumptions (historical cost), without risk margin. All contracts are subject to liability adequacy testing which reflects management’s current estimates of future cash flows (including investment returns). To the extent that the liability is based on current assumptions, a change in assumptions will have an immediate impact on the income statement. Also, if a change in assumption results in not passing the liability adequacy test, the entire deficiency is recognized in the income statement. To the extent that the deficiency relates to unrealized gains and losses on available-for-sale
investments, the additional liability is recognized through other comprehensive income in the related revaluation reserve in shareholders’ equity.
Aegon the Netherlands, as required locally, adjusts the outcome of the liability adequacy test for the difference between the fair value and the book value of the assets that are measured at amortized cost in the statement of financial position. Mortgage loans and private loans are the primary asset classes for which the difference between the fair value and the book value of assets impacts the LAT. For details on the fair value (measurement) of Aegon’s assets and liabilities, please refer to note 44 Fair value.
Some insurance contracts without a guaranteed or fixed contractual term contain guaranteed minimum benefits. Depending on the nature of the guarantee, it may either be bifurcated and presented as a derivative, or be reflected in the value of the insurance liability in accordance with local accounting principles. Given the dynamic and complex nature of these guarantees, stochastic techniques under a variety of market return scenarios are often used for measurement purposes. Such models require management to make numerous estimates based on historical experience and market expectations. Changes in these estimates will immediately affect the income statement.
In addition, certain acquisition costs related to the sale of new policies and the purchase of policies already in force are recorded as DPAC and VOBA assets respectively, and are amortized to the income statement over time. If the assumptions relating to the future profitability of these policies are not realized, the amortization of these costs could be accelerated and may require write-offs due to unrecoverability.
Actuarial and economic assumptions
The main assumptions used in measuring DPAC, VOBA and the liabilities for life insurance contracts with fixed or guaranteed terms relate to mortality, morbidity, investment return and future expenses. Depending on local accounting principles, surrender, lapse, and utilization rates may be considered.
Mortality tables applied are generally developed based on a blend of company experience and industry wide studies, taking into consideration product characteristics, own risk selection criteria, target market and past experience. Mortality experience is monitored through regular studies, the results of which are fed into the pricing cycle for new products and reflected in the liability calculation when appropriate. For contracts insuring survivorship or mortality, allowance may be made for further longevity or mortality improvements. Morbidity assumptions are based on own claims severity and frequency experience, adjusted where appropriate for industry information.
Investment assumptions are prescribed by the local regulator, market observable or based on management’s future expectations. In the latter case, the anticipated future investment returns are set by management on a countrywide basis, considering available market information and economic indicators. A significant assumption related to estimated gross profits on variable annuities and variable life insurance products in the United States and some of the smaller countries, is the annual long-term growth rate of the underlying assets. The reconsideration of this assumption may affect the original DPAC or VOBA amortization schedule, referred to as DPAC or VOBA unlocking. The difference between the original DPAC or VOBA amortization schedule and the revised schedule, which is based on actual and estimates of future gross profits, is recognized in the income statement as an expense or a benefit in the period of determination.
Assumptions on future expenses are based on the current level of expenses, adjusted for expected expense inflation if appropriate. In Aegon the Netherlands, the expense basis makes an allowance for planned future cost savings, which are included in the liability adequacy test.
Surrender and lapse rates depend on product features, policy duration and external circumstances such as the interest rate environment and competitor behavior. For policies with account value guarantees based on equity market movements, a dynamic lapse assumption is utilized to reflect policyholder behavior based on whether the guarantee is in the money. Own experience, as well as industry published data, are used in establishing assumptions. Lapse experience is correlated to mortality and morbidity levels, as higher or lower levels of surrenders may indicate future claims will be higher or lower than anticipated. Such correlations are accounted for in the mortality and morbidity assumptions based on the emerging analysis of experience.

Actuarial assumption and model updates
Assumptions are reviewed periodically in the second quarter for the US and in the fourth quarter for Europe and Asia, based on historical experience, observable market data, including market transactions such as acquisitions and reinsurance transactions, anticipated trends and legislative changes. Similarly, the models and systems used for determining our liabilities are reviewed periodically and, if deemed necessary, updated based on emerging best practices and available technology.
During 2021, Aegon implemented actuarial assumption and model updates resulting in a net EUR 298 million charge to result before tax (2020: EUR 580 million charge). This is mainly related to Aegon’s businesses in the Americas and the Netherlands.
Assumption changes and model updates in the Americas led to a net negative impact of EUR 250 million. This mainly reflects a charge of EUR 123 million related to an update of the minimum surrender rate assumption for variable annuities with guaranteed lifetime withdrawal benefits from 2% to 1.5% to reflect latest portfolio and industry experience.
Assumption changes and model updates in the Netherlands led to an unfavorable impact of EUR 52 million mainly related to adverse impacts from more granular modeling driven by the transfer of the administration of defined benefit pensions to TKP. This was partly offset by the favorable impact of model updates relating to interest guarantees and indexation assumptions for certain pension products.
For the years 2019 through 2021, Aegon kept its long-term equity market return assumption for the estimated gross profits on variable life and variable annuity products in the Americas at 8%. The long term credit spread assumption, net of assumed defaults and expenses, on our most common corporate bonds is 120bps.
The 90-day
Treasury yield was 0.14%, 0.15% and 1.55% at December 31, 2021, 2020 and 2019 respectively. During 2021, the
90-day
Treasury yield was assumed to have a uniform grading over 10 years to 2.0%, which was a change from the assumption during 2020 and 2019 of grading over 10 years to 1.5% and 2.5%, respectively. On a quarterly basis, the estimated gross profits are updated for the difference between the estimated market return and the actual market return.
Sensitivities
Please note that the sensitivities listed in the disclosures below represent sensitivities to Aegon’s position at the balance sheet date for the respective years. The sensitivities reflect single shocks where other elements remain unchanged. Real world market impacts (e.g. lower interest rates and declining equity markets) may happen simultaneously which can lead to more severe combined impacts and may not be equal to the sum of the individual sensitivities presented in the disclosure.
Sensitivity on variable annuities and variable life insurance products in the United States
Sensitivity analysis of DPAC and VOBA balances to changes in in expected long-term equity growth rate

	2021	2020
Estimated approximate effect	DPAC /VOBA	DPAC /VOBA
1% decrease in the expectected long-term equity growth rate	(95)	(108)
The DPAC and VOBA balances for these products in the United States amounted to EUR 2.1 billion at December 31, 2021 (2020:
EUR 2.4 billion).
Sensitivity analysis of net result to changes in various underwriting risks

	2021	2020
Estimated approximate effect	Net Result	Net Result
10% increase to mortality assumption	(128)	(124)

20% increase in the lapse rate assumption	71	89
Any reasonably possible changes in the other assumptions Aegon uses to determine EGP margins (i.e. maintenance expenses) would reduce net result by less than EUR 8 million (2020: EUR 11 million).
Sensitivity on long term care (LTC) products in the United States
After tax sensitivities of significant product liability assumptions on the LTC IFRS after-tax
Gross Present Value Reserve (GPV) are indicated below. The GPV is the liability as determined on a best estimate assumption basis.

Sensitivity analysis of GPV to changes in various underwriting risks

	2021	2020
Estimated approximate effect	GPV	GPV
5% increase in the utilization rates	195	186

5% decrease in the utilization rates	(201)	(193)

10% increase expected mortality	122	113

10% decrease expected mortality	(114)	(105)
Removing the morbidity improvement assumption, which is a component of the utilization assumption, would result in a GPV increase of approximately EUR 309 million (2020: EUR 278 million), of which EUR 194 million (2020: EUR 173 million) relates to the loss recognition block.
Removing future mortality improvement would result in a GPV decrease of approximately EUR 112 million (2020: EUR 99 million).
Sensitivity on liability adequacy test (LAT) in the Netherlands
At December 31, 2021 the liability adequacy test (LAT) of Aegon the Netherlands resulted in a deficiency. The LAT assesses the adequacy of the insurance liabilities by comparing them to their fair value. Aegon the Netherlands adjusts the outcome of the LAT for certain unrealized gains in the bond portfolio (shadow loss recognition) and certain differences between the fair value and the book value of assets measured at amortized cost, mainly residential mortgages. Please also refer to Note 2.19f Liability adequacy testing for further details on the accounting policy.
The LAT deficit per December 31, 2021 in Aegon the Netherlands amounted to EUR 5.2 billion (2020: EUR 7.0 billion), which was partially offset by the shadow loss recognition of EUR 3.0 billion (2020: EUR 4.5 billion), resulting in a net deficit of EUR 2.2 billion (2020: EUR 2.5 billion). For more information refer to note 34.2 Insurance contracts for general account.
Sensitivity analysis of LAT deficit to changes in various underwriting risks

	2021	2020
Estimated approximate effect in EUR billion	LAT deficit	LAT deficit
100 bps increase in interest rate	(3.3)	(3.9)

100 bps decrease in interest rate	4.3	5.2

50 bps increase in bond credit spread	0.3	0.2

50 bps decrease in bond credit spread	(0.3)	(0.3)

50 bps increase in mortgage spread	0.5	0.6

50 bps decrease in mortgage spread	(0.6)	(0.6)

5 bps increase in liquidity premium	(0.2)	(0.2)

5 bps decrease in liquidity premium	0.2	0.2
Given the LAT deficit at December 31, 2021, the above mentioned results would be reflected directly in the income statement. This impact on the income statement will be partially offset by the application of shadow loss recognition, triggered by the interest rate shock.
Determination of fair value and fair value hierarchy
The following is a description of Aegon’s methods of determining fair value, and a quantification of its exposure to assets and liabilities measured at fair value.
Fair value is defined as the amount that would be received from the sale of an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date under current market conditions (i.e. an exit price at the measurement date from the perspective of a market participant that holds the asset or owes the liability). A fair value measurement assumes that the transaction to sell the asset or transfer the liability takes place either:
♦	• In the principal market for the asset or liability; or
♦	• In the absence of a principal market, in the most advantageous market for the asset or liability.

Aegon uses the following hierarchy for measuring and disclosing of the fair value of assets and liabilities:
♦	Level I: quoted prices (unadjusted) in active markets for identical assets or liabilities that Aegon can access at the measurement date;
♦	Level II: inputs other than quoted prices included within Level I that are observable for the asset or liability, either directly (that is, as prices) or indirectly (that is, derived from prices of identical or similar assets and liabilities) using valuation techniques for which all significant inputs are based on observable market data; and
♦	Level III: inputs for the asset or liability that are not based on observable market data (that is, unobservable inputs) using valuation techniques for which any significant input is not based on observable market data.
The best evidence of fair value is a quoted price in an actively traded market. In the event that the market for a financial instrument is not active or quoted market prices are not available, a valuation technique is used.
The degree of judgment used in measuring the fair value of assets and liabilities generally inversely correlates with the level of observable valuation inputs. Aegon maximizes the use of observable inputs and minimizes the use of unobservable valuation inputs when measuring fair value. Financial instruments, for example, with quoted prices in active markets generally have more pricing observability and therefore less judgment is used in measuring fair value. Conversely, financial instruments for which no quoted prices are available have less observability and are measured at fair value using valuation models or other pricing techniques that require more judgment.
The assets and liabilities categorization within the fair value hierarchy is based on the lowest input that is significant to the fair value measurement.
An active market is one in which transactions for the asset or liability take place with sufficient frequency and volume to provide pricing information on an ongoing basis. The judgment as to whether a market is active may include, although not necessarily determinative, lower transaction volumes, reduced transaction sizes and, in some cases, no observable trading activity for short periods. In inactive markets, assurance is obtained that the transaction price provides evidence of fair value or it is determined that adjustments to transaction prices are necessary to measure the fair value of the instrument.
The majority of valuation techniques employ only observable market data, and so the reliability of the fair value measurement is high. However, certain assets and liabilities are valued on the basis of valuation techniques that feature one or more significant market inputs that are unobservable and, for such assets and liabilities, the derivation of fair value is more judgmental. An instrument is classified in its entirety as valued using significant unobservable inputs (Level III) if, in the opinion of management, a significant proportion of the instrument’s carrying amount is driven by unobservable inputs. ‘Unobservable’ in this context means that there is little or no current market data available from which to determine the price at which an at arm’s length transaction would be likely to occur. It generally does not mean that there is no market data available at all upon which to base a determination of fair value. Additional information is provided in the table headed ‘Effect of changes in significant unobservable assumptions to reasonably possible alternatives’ in note 44 Fair Value. While Aegon believes its valuation techniques are appropriate and consistent with other market participants, the use of different methodologies or assumptions to determine the fair value of certain instruments (both financial and non-financial)
could result in a different estimate of fair value at the reporting date.
The valuation techniques applied to financial instrument affected by IBOR reforms remain consistent with those of other market participants, and the uncertainty on the outcome of the reforms has not affected the classification of the instruments.
To operationalize Aegon’s fair value hierarchy, individual instruments (both financial and non-financial)
are assigned a fair value level based primarily on the type of instrument and the source of the prices (e.g. index, third-party pricing service, broker, internally modeled). Periodically, this logic for assigning fair value levels is reviewed to determine if any modifications are necessary in the context of the current market environment.